Exhibit 10.2

Execution Version

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”), dated as of October 9, 2020, is by and among JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, with its successors and assigns in such capacities, and as more specifically defined below, the “ABL Representative”) for the ABL Secured Parties (as defined below), Wilmington Savings Fund Society, FSB (“WSFS”), not in its individual capacity but solely as collateral agent (in such capacity , with its successors and assigns in such capacity, and as more specifically defined below, the “Exit Convertible Notes Representative”) for the Exit Convertible Notes Secured Parties (as defined below, but only with respect to the Exit Convertible Notes Obligations under, in connection with, or evidenced by the Exit Convertible Notes Indenture in existence on the date hereof and any Exit Convertible Notes Security Documents related thereto) and each of the Credit Parties (as defined below) party hereto.

WHEREAS HI-CRUSH INC., a Delaware corporation (the “Borrower”), the ABL Representative and certain financial institutions and other entities are parties to that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Existing ABL Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Borrower, and such loans and other financial accommodations are guaranteed by the Credit Parties;

WHEREAS the Borrower, as issuer (in such capacity, the “Exit Convertible Notes Issuer”), WSFS, as indenture trustee (the “Trustee”), the Exit Convertible Notes Representative and certain financial institutions and other entities are parties to that certain Exit Convertible Notes Indenture dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Exit Convertible Notes Indenture”), pursuant to which the Borrower has issued senior secured convertible notes (together with any Additional Notes and PIK Notes (each as defined in the Exit Convertible Notes Indenture) issued pursuant to the Exit Convertible Notes Indenture, the “Exit Convertible Notes”) to the Exit Convertible Noteholders, and such notes are guaranteed by the Credit Parties;

WHEREAS, the Borrower and the other Credit Parties have granted to the ABL Representative security interests in the Collateral as security for payment and performance of the ABL Obligations and to the Exit Convertible Notes Representative security interests in the Collateral as security for payment and performance of the Exit Convertible Notes Obligations.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions; Rules of Construction.

1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Records and Supporting Obligations.

1.2 Defined Terms. The following terms, as used herein, have the following meanings:

“ABL Agreement” means the collective reference to (a) the Existing ABL Agreement and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL Agreement (regardless of whether such replacement, refunding or refinancing is a “working capital” facility, asset-based facility or otherwise) or any other agreement or instrument referred to in this clause (b) unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Agreement hereunder (a “Replacement ABL Agreement”). Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant.

“ABL Creditors” means, collectively, the “Lenders” and the other “Secured Parties,” each as defined in the ABL Agreement, or any Persons that are designated under the ABL Agreement as the “ABL Creditors” for purposes of this Agreement.

“ABL DIP Financing” has the meaning set forth in Section 5.2(a).

“ABL Documents” means the ABL Agreement, each ABL Security Document, each ABL Guarantee and each other “Credit Document” as defined in the ABL Agreement.

“ABL Guarantee” means any guarantee by any Credit Party of any or all of the ABL Obligations.

“ABL Guarantors” means the guarantors party to any ABL Guarantee.

“ABL Lien” means any Lien created by the ABL Security Documents.

“ABL Obligations” means (a) all principal of and interest (including, without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the ABL Agreement or any ABL DIP Financing by the ABL Creditors, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the ABL Agreement, (c) all Additional Debt constituting ABL Obligations pursuant to Section 10.5, (d) all other Secured Obligations (as defined in the Existing ABL Agreement) and (e) all guarantee obligations, indemnities, fees, expenses (including, without limitation, all fees and disbursements of counsel to the ABL Representative or any ABL Creditors) and other amounts payable from time to time pursuant to the ABL Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL Obligation (whether by or on behalf of any Credit Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Exit Convertible Notes Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Exit Convertible Notes Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“ABL Obligations Payment Date” means the first date on which (a) the ABL Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the ABL Documents), (b) all commitments to extend credit under the ABL Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the ABL Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Documents) and (d) termination or cash collateralization (in an amount reasonably satisfactory to the ABL Representative) of all Banking Services Obligations and Swap Obligations.

“ABL Post-Petition Assets” has the meaning set forth in Section 5.2(b).

“ABL Priority Collateral” means all Collateral other than Exit Convertible Notes Priority Collateral.

“ABL Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL Agreement or any other ABL Agreement, the ABL Representative shall be the Person identified as a designated ABL Representative in such Agreement. If at any time there is more than one series of ABL Obligations outstanding, the Controlling ABL Representative shall be the “ABL Representative”.

“ABL Secured Parties” means the ABL Representative, the ABL Creditors and any other holders of the ABL Obligations.

“ABL Security Documents” means, collectively, the Pledge and Security Agreement, dated as of the date hereof, among the Borrower, the other Credit Parties from time to time party thereto and the ABL Representative for the ratable benefit of the ABL Secured Parties, any additional Security Documents (as defined in the ABL Agreement), any additional pledges, security agreements or mortgages that create or purport to create a Lien in favor of the ABL Representative for the benefit of the ABL Secured Parties and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing, and any other documents that are designated under the ABL Agreement as “ABL Security Documents” for purposes of this Agreement.

“Access Period” means, with respect to each parcel or item of Exit Convertible Notes Priority Collateral, the period, following the commencement of any Enforcement Action, which begins on the earlier of (a) the day on which the ABL Representative provides the Exit Convertible Notes Representative with the notice of its election to request access to such parcel or item of Exit Convertible Notes Priority Collateral pursuant to Section 3.4(c) and (b) the fifth (5th) Business Day after the Exit Convertible Notes Representative provides the ABL Representative with notice that the Exit Convertible Notes Representative (or its agent) has obtained possession or control of such parcel or item of Exit Convertible Notes Priority Collateral and ends on the earliest of (i) the day which is 360 days after the date (the “Initial Access Date”) on which the ABL Representative initially obtains the ability to take physical possession of, remove or otherwise control physical access to, or actually uses, such parcel or item of Exit Convertible Notes Priority Collateral plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to associated ABL Priority Collateral, (ii) the date on which all or substantially all of the ABL Priority Collateral associated with such parcel or item of Exit Convertible Notes Priority Collateral is sold, collected or liquidated, (iii) the ABL Obligations Payment Date and (iv) the date on which the default which resulted in such Enforcement Action has been cured or waived in writing.

“Additional Debt” has the meaning set forth in Section 10.5(b).

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Banking Services” means each and any of the following bank services provided to any Credit Party by any ABL Creditor or any Affiliate of an ABL Creditor: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of any Credit Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the recitals hereto.

“Business Day” means a day (a) other than a Saturday, Sunday, or other day on which banks are required or permitted to be closed under the laws of, or are in fact closed in, Texas, Delaware or New York, and (b) if the applicable Business Day relates to any Eurodollar loans, on which dealings are carried on by commercial banks in the London interbank market.

“Collateral” means all assets, whether now owned or hereafter acquired by any Credit Party, in which a Lien is granted or purported to be granted at any time to any ABL Secured Party as security for any ABL Obligation and to any Exit Convertible Notes Secured Party as security for any Exit Convertible Notes Obligation (including, but not limited to, Accounts, Chattel Paper, Intellectual Property, Documents, General Intangibles, Instruments, Inventory, Investment Property, Letters of Credit and Letter-of-Credit Rights, Supporting Obligations, Deposit Accounts, cash or cash equivalents, Commercial Tort Claims, Equipment, Goods, and accessions to, substitutions for, and replacements, Proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts, and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing, and all other assets of each Credit Party now or hereafter as set forth in the ABL Security Documents and the Exit Convertible Notes Security Documents).

“Comparable Security Document” means, in relation to any Senior Collateral subject to any Senior Security Document, that Junior Security Document that creates a security interest in the same Senior Collateral, granted by the same Credit Party, as applicable.

“Controlling ABL Representative” means (a) prior to the ABL Obligations Payment Date in respect of the Existing ABL Agreement, the ABL Representative under the Existing ABL Agreement until the ABL Obligations Payment Date under the Existing ABL Agreement, (b) after the ABL Obligations Payment Date in respect of the Existing ABL Agreement, but prior to the ABL Obligations Payment Date in respect of all Replacement ABL Agreements, the ABL Representative of the series of ABL Obligations that constitutes the largest outstanding principal amount of any then outstanding series of ABL Obligations in respect of Replacement ABL Agreements and (c) after the ABL Obligations Payment Date in respect of both the Existing ABL Agreement and all Replacement ABL Agreements, the ABL Representative of the series of ABL Obligations that constitutes the largest outstanding principal amount of any then outstanding series of ABL Obligations.

“Controlling Exit Convertible Notes Representative” means (a) prior to the Exit Convertible Notes Obligations Payment Date in respect of the Exit Convertible Notes Indenture in existence on the date hereof, the Exit Convertible Notes Representative thereunder, (b) after the Exit Convertible Notes Obligations Payment Date in respect of the Exit Convertible Notes Indenture in existence on the date hereof, but prior to the Exit Convertible Notes Obligations Payment Date in respect of all Replacement Notes Agreements, the Exit Convertible Notes Representative of the series of Exit Convertible Notes Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Exit Convertible Notes Obligations in respect of Replacement Notes Agreements and (c) after the Exit Convertible Notes Obligations Payment Date in respect of both the Exit Convertible Notes Indenture in existence on the date hereof and all Replacement Notes Agreements, the Exit Convertible Notes Representative of the series of Exit Convertible Notes Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Exit Convertible Notes Obligations.

“Copyright Licenses” means any and all agreements granting any right in, to or under Copyrights (whether a Credit Party is licensee or licensor thereunder).

“Copyrights” means all United States copyrights, including but not limited to copyrights in software and databases, and all “Mask Works” (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force, and with respect to any and all of the foregoing: (a) all registrations and applications therefor, (b) all extensions and renewals thereof, (c) all rights to sue for past, present and future infringements thereof, (d) all licenses, claims, damages and proceeds of suit arising therefrom, and (e) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof.

“Credit Party” means the Borrower, the Exit Convertible Notes Issuer, all ABL Guarantors and all Exit Convertible Notes Guarantors.

“Enforcement Action” means, with respect to the ABL Obligations or the Exit Convertible Notes Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the ABL Documents or the Exit Convertible Notes Documents, or applicable law, including the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Equity Interest” means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person.

“Exit Convertible Noteholders” means the “Holders” or similar terms as defined in any Exit Convertible Notes Indenture, to whom the Exit Convertible Notes Issuer issues Exit Convertible Notes, or any Persons that are designated under any Exit Convertible Notes Indenture as the “Exit Convertible Noteholders” for purposes of this Agreement.

“Exit Convertible Notes” has the meaning set forth in the recitals hereto and shall include any notes issued pursuant to any Replacement Notes Agreement.

“Exit Convertible Notes DIP Financing” has the meaning set forth in Section 5.2(b).

“Exit Convertible Notes Documents” means the Exit Convertible Notes Indenture, each Exit Convertible Notes Security Document, the Exit Convertible Notes, each Exit Convertible Notes Guarantee and each other “Note Document” or similar term defined in any Exit Convertible Notes Indenture.

“Exit Convertible Notes Guarantee” means any guarantee by any Credit Party of any or all of the Exit Convertible Notes Obligations.

“Exit Convertible Notes Guarantors” means the guarantors party to any Exit Convertible Notes Guarantee.

“Exit Convertible Notes Indenture” has the meaning set forth in the recitals hereto and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Exit Convertible Notes Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any indebtedness that may be incurred thereunder (any such other agreement, indenture or facility, a “Replacement Notes Agreement”). Any reference to the Exit Convertible Notes Indenture hereunder shall be deemed a reference to any Exit Convertible Notes Indenture then extant.

“Exit Convertible Notes Issuer” has the meaning set forth in the recitals hereto.

“Exit Convertible Notes Lien” means any Lien created by the Exit Convertible Notes Security Documents.

“Exit Convertible Notes Obligations” means any and all obligations of every nature of each Credit Party from time to time owed to the Exit Convertible Notes Secured Parties, or any of them, under, in connection with, or evidenced or secured by any Exit Convertible Notes Document, including, without limitation, the “Indenture Obligations” or similar term as defined in any Exit Convertible Notes Indenture or any Exit Convertible Notes DIP Financing and all Additional Debt constituting Exit Convertible Notes Obligations pursuant to Section 10.5, and whether for principal, interest (including interest, fees and expenses which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Exit Convertible Notes Obligation, whether or not a claim is allowed against such Credit Party for such interest, fees and expenses in the related Insolvency Proceeding), fees, premium, if any, expenses (including, without limitation, all fees and disbursements of counsel to the Exit Convertible Notes Representative or any Exit Convertible Noteholders), indemnification or otherwise, and all amounts owing or due under the terms of any Exit Convertible Notes Document. To the extent any payment with respect to any Exit Convertible Notes Obligation (whether by or on behalf of any Credit Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Exit Convertible Notes Secured Parties and the ABL Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Exit Convertible Notes Obligations Payment Date” means the first date on which (a) the Exit Convertible Notes Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full and (b) all commitments to extend credit under the Exit Convertible Notes Documents have been terminated.

“Exit Convertible Notes Priority Collateral” means all Collateral consisting of the following: (a) Real Property, (b) motor vehicles and other assets to the extent subject to certificates of title, (c) Equity Interests in a first-tier foreign subsidiary in excess of 66% of the voting Equity Interests issued by such first-tier foreign subsidiary, (d) Equity Interests in foreign subsidiaries that are not first-tier foreign subsidiaries, (e) all foreign intellectual property, and (f)(x) all collateral security and guarantees with respect to, and all products of, any of the foregoing items referred to in the preceding clauses (a) through (e) to the extent constituting Exit Convertible Notes Priority Collateral and (y) all Proceeds of any of the foregoing items referred to in the preceding clauses (a) through (e); provided, however, “Exit Convertible Notes Priority Collateral” shall not include Proceeds from the disposition of any Exit Convertible Notes Priority Collateral permitted by the Exit Convertible Notes Indenture or any other documents governing Exit Convertible Notes Obligations to the extent (i) such Proceeds do not themselves constitute Exit Convertible Notes Priority Collateral pursuant to the preceding clauses (a) through (e) and (ii) are not required to be applied to the mandatory prepayment of the Exit Convertible Notes Obligations pursuant to the Exit Convertible Notes Documents or other documents governing Exit Convertible Notes Obligations, in each case, unless such Proceeds arise from a disposition of Exit Convertible Notes Priority Collateral resulting from Enforcement Action taken by the Exit Convertible Noteholders permitted by this Agreement.

“Exit Convertible Notes Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Notes Agreement or any other Exit Convertible Notes Agreement, the Exit Convertible Notes Representative shall be the Person identified as such in such Agreement. If at any time there is more than one series of Exit Convertible Notes Obligations outstanding, the Controlling Exit Convertible Notes Representative shall be the “Exit Convertible Notes Representative”.

“Exit Convertible Notes Secured Parties” means the Exit Convertible Notes Representative, the Trustee, the Exit Convertible Noteholders and any other holders of the Exit Convertible Notes Obligations, as the case may be from time to time.

“Exit Convertible Notes Security Documents” means, collectively, (i) the Pledge and Security Agreement, dated as of the date hereof, among the Exit Convertible Notes Issuer, the other Credit Parties from time to time party thereto and the Exit Convertible Notes Representative for the benefit of the Exit Convertible Notes Secured Parties (but only with respect to the Exit Convertible Notes Obligations under, in connection with, or evidenced by the Exit Convertible Notes Indenture in existence on the date hereof and any Exit Convertible Notes Security Documents related thereto), (ii) any additional “Security Documents” or similar term as defined in any Exit Convertible Notes Indenture, (iv) any additional pledges, security agreements or mortgages that create or purport to create a Lien in favor of the Exit Convertible Notes Representative for the benefit of the Exit Convertible Notes Secured Parties and (v) any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing, and any documents that are designated under the Exit Convertible Notes Indenture as “Exit Convertible Notes Security Documents” for purposes of this Agreement.

“Insolvency Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Credit Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Credit Party or with respect to a material portion of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Credit Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Credit Party.

“Intellectual Property” means, collectively, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses.

“Junior Collateral” means, with respect to any Junior Secured Party, any Collateral on which it has a Junior Lien.

“Junior Documents” means, (a) with respect to any Junior Obligations that are Exit Convertible Notes Obligations, the Exit Convertible Notes Documents or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation and (b) with respect to any Junior Obligations that are ABL Obligations, the ABL Documents or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation.

“Junior Liens” means (a) with respect to any ABL Priority Collateral, all Liens securing the Exit Convertible Notes Obligations and (b) with respect to any Exit Convertible Notes Priority Collateral, all Liens securing the ABL Obligations.

“Junior Obligations” means (a) with respect to any ABL Priority Collateral, all Exit Convertible Notes Obligations and (b) with respect to any Exit Convertible Notes Priority Collateral, all ABL Obligations.

“Junior Representative” means (a) with respect to any ABL Obligations or any ABL Priority Collateral, the Exit Convertible Notes Representative and (b) with respect to any Exit Convertible Notes Obligations or any Exit Convertible Notes Priority Collateral, the ABL Representative.

“Junior Secured Parties” means (a) with respect to the ABL Priority Collateral, all Exit Convertible Noteholders and (b) with respect to the Exit Convertible Notes Priority Collateral, all ABL Secured Parties.

“Junior Security Documents” means with respect to any Junior Secured Party, the Security Documents that secure the Junior Obligations.

“Lien” means any mortgage, lien, pledge, charge, deed of trust, security interest, or encumbrance to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law, or otherwise (including the interest of a vendor or lessor under any conditional sale agreement, capital lease, or other title retention agreement).

“Lien Priority” means with respect to any Lien of the ABL Representative or Exit Convertible Notes Representative in the Collateral, the order of priority of such Lien specified in Section 2.1.

“Notes Post-Petition Assets” has the meaning set forth in Section 5.2(a).

“Patent License” means all agreements granting any right in, to, or under Patents (whether any Credit Party is licensee or licensor thereunder).

“Patents” means all United States patents and certificates of invention, or similar industrial property rights, now or hereafter in force, and with respect to any and all of the foregoing, (a) all applications therefore, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (c) all inventions and improvements described therein, (d) all rights to sue for past, present and future infringements thereof, (e) all licenses, claims, damages, and proceeds of suit arising therefrom, and (f) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, limited liability partnership, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency thereof, or any trustee, receiver, custodian, or similar official.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Priority Collateral” means the ABL Priority Collateral or the Exit Convertible Notes Priority Collateral, as applicable.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Real Property” means any right, title or interest in and to real property held by any Credit Party, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

“Replacement ABL Agreement” has the meaning set forth in the definition of “ABL Agreement.”

“Replacement Notes Agreement” has the meaning set forth in the definition of “Exit Convertible Notes Indenture.”

“Secured Obligations” means the ABL Obligations and the Exit Convertible Notes Obligations.

“Secured Parties” means the ABL Secured Parties and the Exit Convertible Notes Secured Parties.

“Security Documents” means, collectively, the ABL Security Documents and the Exit Convertible Notes Security Documents.

“Senior Collateral” means with respect to any Senior Secured Party, any Collateral on which it has a Senior Lien.

“Senior Documents” means, (a) with respect to any Senior Obligations that are ABL Obligations, the ABL Documents or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation and (b) with respect to any Senior Obligations that are Exit Convertible Notes Obligations, the Exit Convertible Notes Documents, or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation.

“Senior Liens” means (a) with respect to the ABL Priority Collateral, all Liens securing the ABL Obligations and (b) with respect to the Exit Convertible Notes Priority Collateral, all Liens securing the Exit Convertible Notes Obligations.

“Senior Obligations” means (a) with respect to any ABL Priority Collateral, all ABL Obligations and (b) with respect to any Exit Convertible Notes Priority Collateral, all Exit Convertible Notes Obligations.

“Senior Obligations Payment Date” means (a) with respect to ABL Obligations, the ABL Obligations Payment Date and (b) with respect to any Exit Convertible Notes Obligations, the Exit Convertible Notes Obligations Payment Date.

“Senior Representative” means (a) with respect to any ABL Priority Collateral, the ABL Representative that is the Controlling ABL Representative and (b) with respect to any Exit Convertible Notes Priority Collateral, the Exit Convertible Notes Representative that is the Controlling Exit Convertible Notes Representative.

“Senior Secured Parties” means (a) with respect to the ABL Priority Collateral, all ABL Secured Parties and (b) with respect to the Exit Convertible Notes Priority Collateral, all Exit Convertible Noteholders.

“Senior Security Documents” means with respect to any Senior Obligations, the Security Documents that secure such Senior Obligations.

“Swap Obligations” means any “Swap Obligation” as defined in the ABL Agreement.

“Trademark Licenses” means any and all agreements granting any right in or to Trademarks (whether a Credit Party is licensee or licensor thereunder).

“Trademarks” means all United States trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, now or hereafter in force, and, with respect to any and all of the foregoing: (a) all registrations and applications therefor, (b) the goodwill of the business symbolized thereby, (c) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill, (d) all licenses, claims, damages, and proceeds of suit arising therefrom, and (e) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license assignment or other disposition thereof.

“Trade Secret Licenses” means any and all agreements granting any right in or to Trade Secrets (whether a Credit Party is licensee or licensor thereunder).

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form, now or hereafter in force, owned or used in, or contemplated at any time for use in, the business of any Credit Party, including with respect to any and all of the foregoing: (a) all documents and things embodying, incorporating, or referring in any way thereto, (b) all rights to sue for past, present and future infringement thereof, (c) all licenses, claims, damages, and proceeds of suit arising therefrom, and (d) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other dispositions thereof.

“Unasserted Contingent Obligations” means, at any time, ABL Obligations or Exit Convertible Notes Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and breakage expenses relating to, any Loans (as defined in the ABL Agreement or Exit Convertible Notes Indenture, as applicable), and (b) with respect to ABL Obligations contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability or no claim or demand for payment has been made (or, in the case of ABL Obligations or Exit Convertible Notes Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.3 Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priority.

2.1 Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien in respect of any Collateral or of any Senior Lien in respect of any Collateral and notwithstanding any provision of the UCC, any applicable law, any Security Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, the Junior Representative, on behalf of each Junior Secured Party, in respect of such Collateral hereby agrees that:

(a) any Senior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior and prior to any Junior Lien in respect of such Collateral (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

(b) any Junior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien in respect of such Collateral.

2.2 Prohibition on Contesting Liens. In respect of any Collateral, the Junior Representative, on behalf of each Junior Secured Party, in respect of such Collateral agrees that it shall not, and hereby waives any right to:

(a) contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of any Senior Lien on such Collateral; or

(b) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Collateral or the Senior Liens on such Collateral, except to the extent that such rights are expressly granted in this Agreement.

2.3 Nature of Obligations. The Exit Convertible Notes Representative on behalf of itself and the other Exit Convertible Notes Secured Parties acknowledges that a portion of the ABL Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased, reduced or repaid and subsequently reborrowed, and that the terms of the ABL Obligations or any ABL Document may be waived, modified, extended, amended, restated or supplemented in accordance with the terms thereof from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Exit Convertible Notes Secured Parties and without affecting the provisions hereof. The ABL Representative on behalf of itself and the other ABL Secured Parties acknowledges that the amount of any Exit Convertible Notes Obligations may be increased, replaced or refinanced, and any Exit Convertible Notes Document or any provision thereof may be waived, modified, extended, amended, restated or supplemented in accordance with the terms thereof from time to time, and the aggregate amount of the Exit Convertible Notes Obligations may be increased without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof. The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Exit Convertible Notes Obligations, or any portion thereof. The provisions of this Section 2.3 are not intended to constitute a waiver of any restrictions (i) contained in the ABL Agreement applicable to the amount or terms of the Exit Convertible Notes Obligations or (ii) contained in the Exit Convertible Notes Indenture applicable to the amount or terms of the ABL Obligations.

2.4 No New Liens. (a) Until the ABL Obligations Payment Date, no Exit Convertible Notes Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Exit Convertible Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein. If any Exit Convertible Notes Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Exit Convertible Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein, then the Exit Convertible Notes Representative (or the relevant Exit Convertible Notes Secured Party) shall, without the need for any further consent of any other Exit Convertible Notes Secured Party and notwithstanding anything to the contrary in any other Exit Convertible Notes Document, be deemed to also hold and have held such Lien for the benefit of the ABL Representative as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Representative in writing of the existence of such Lien.

(b) Until the Exit Convertible Notes Obligations Payment Date, no ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Exit Convertible Notes Representative under the Exit Convertible Notes Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Exit Convertible Notes Representative under the Exit Convertible Notes Documents, subject to the Lien Priority set forth herein, then the ABL Representative (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document, be deemed to also hold and have held such Lien for the benefit of the Exit Convertible Notes Representative as security for the Exit Convertible Notes Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Exit Convertible Notes Representative in writing of the existence of such Lien.

2.5 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Security Documents and the Exit Convertible Notes Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Exit Convertible Notes Obligations are fundamentally different from the ABL Obligations and should be separately classified in any plan of reorganization, plan of liquidation or similar plan proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that claims in respect of the ABL Obligations and the Exit Convertible Notes Obligations constitute claims in the same class (rather than separate classes of secured claims), then the ABL Secured Parties and the Exit Convertible Notes Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations claims and Exit Convertible Notes Obligations claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Exit Convertible Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Exit Convertible Notes Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Exit Convertible Notes Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

2.6 Agreements Regarding Actions to Perfect Liens. (a) The ABL Representative agrees on behalf of itself and the other ABL Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or thereafter filed against Real Property in favor of or for the benefit of the ABL Representative shall contain the following notation: “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Wilmington Savings Fund Society, FSB as Exit Convertible Notes Representative, in accordance with the provisions of the Intercreditor Agreement dated as of October 9, 2020, as amended from time to time.”

(b) Each of the ABL Representative and the Exit Convertible Notes Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Collateral pursuant to the ABL Security Documents or the Exit Convertible Notes Security Documents, including pursuant to any deposit account control agreements, as applicable, such possession or control is also for the benefit of the Exit Convertible Notes Representative and the other Exit Convertible Notes Secured Parties or the ABL Representative and the other ABL Secured Parties, as applicable, solely to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the ABL Representative or the Exit Convertible Notes Representative (or any third party acting on either such Person’s behalf) with respect to such Collateral or provide the Exit Convertible Notes Representative, any other Exit Convertible Notes Secured Party, the ABL Representative or any other ABL Secured Party, as applicable, with any rights with respect to such Collateral beyond those specified in this Agreement, the ABL Security Documents and the Exit Convertible Notes Security Documents, as applicable, provided that subsequent to the occurrence of the ABL Obligations Payment Date (so long as the Exit Convertible Notes Obligations Payment Date shall not have occurred), the ABL Representative shall (i) deliver to the Exit Convertible Notes Representative, at the Credit Parties’ sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Exit Convertible Notes Documents or (ii) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs; provided, further, that subsequent to the occurrence of the Exit Convertible Notes Obligations Payment Date (so long as the ABL Obligations Payment Date shall not have occurred), the Exit Convertible Notes Representative shall (i) deliver to the ABL Representative, at the Credit Parties’ sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the ABL Documents or (ii) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Exit Convertible Notes Secured Parties and shall not impose on the ABL Secured Parties or the Exit Convertible Notes Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement. Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Credit Party, the Senior Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Senior Collateral, without any consultation with or consent of any Junior Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the Senior Documents, the Senior Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to the Senior Obligations and the Senior Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the Senior Documents.

3.2 Standstill and Waivers. Each Junior Representative, on behalf of itself and the other Junior Secured Parties, agrees that, until the Senior Obligations Payment Date has occurred, but subject to the proviso set forth in Section 5.1:

(i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any Senior Collateral that secures any Junior Obligation pari passu with or senior to, or to give any Junior Secured Party any preference or priority relative to, the Liens on the Senior Collateral securing the Senior Obligations;

(ii) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Senior Collateral by any Senior Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Senior Collateral by or on behalf of any Senior Secured Party;

(iii) they have no right to (x) direct either the Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents in respect of the Senior Collateral or (y) consent or object to the exercise by the Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents with respect to the Senior Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the Senior Collateral or otherwise, they hereby irrevocably waive such right);

(iv) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Secured Party shall be liable for, any action taken or omitted to be taken by any Senior Secured Party with respect to the Senior Collateral or pursuant to the Senior Documents in respect of the Senior Collateral;

(v) they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Senior Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Senior Collateral; and

(vi) they will not seek, and hereby waive any right, to have the Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Senior Collateral;

provided that, notwithstanding the foregoing, any Junior Secured Party may exercise its rights and remedies in respect of the Senior Collateral under the Junior Documents or applicable law (and any recovery therefrom shall be for the benefit of the Senior Secured Parties) after the passage of a period of 180 days (the “Standstill Period”) from the date of delivery of a notice in writing to the Senior Representative of its intention to exercise such rights and remedies, which notice may only be delivered following the occurrence of and during the continuation of an “Event of Default” under and as defined in the Junior Documents; provided, further, however, that, notwithstanding the foregoing, in no event shall any Junior Secured Party exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Standstill Period, (i) any Senior Secured Party shall have commenced and be diligently pursuing the exercise of any of its rights and remedies with respect to any of the Senior Collateral (prompt notice of such exercise to be given to the Junior Representative) or is diligently attempting to vacate any stay or prohibition against such exercise or (ii) an Insolvency Proceeding in respect of any Credit Party shall have been commenced; and provided, further, that in any Insolvency Proceeding commenced by or against any Credit Party, the Junior Representative and the Junior Secured Parties may not take any action except as expressly permitted by Section 5.

3.3 Judgment Creditors. In the event that any Exit Convertible Notes Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Liens and the ABL Obligations) to the same extent as all other Liens securing the Exit Convertible Notes Obligations are subject to the terms of this Agreement. In the event that any ABL Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Exit Convertible Notes Liens and the Exit Convertible Notes Obligations) to the same extent as all other Liens securing the ABL Obligations are subject to the terms of this Agreement.

3.4 Cooperation; Sharing of Information and Access. (a) The Exit Convertible Notes Representative, on behalf of itself and the other Exit Convertible Notes Secured Parties, agrees that each of them shall take such actions as the ABL Representative shall reasonably request in connection with the exercise by the ABL Secured Parties of their rights set forth herein in respect of the ABL Priority Collateral (at the sole cost and expense of the Credit Parties). The ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that each of them shall take such actions as the Exit Convertible Notes Representative shall reasonably request in connection with the exercise by the Exit Convertible Notes Secured Parties of their rights set forth herein in respect of the Exit Convertible Notes Priority Collateral (at the sole cost and expense of the Credit Parties).

(b) In the event that the ABL Representative shall, in the exercise of its rights under the ABL Security Documents or otherwise, receive possession or control of any books and Records of any Credit Party which contain information identifying or pertaining to the Exit Convertible Notes Priority Collateral, the ABL Representative shall promptly notify the Exit Convertible Notes Representative of such fact and, upon request from the Exit Convertible Notes Representative and as promptly as practicable thereafter, either make available to the Exit Convertible Notes Representative such books and Records for inspection and duplication or provide to the Exit Convertible Notes Representative copies thereof (at the sole cost and expense of the Credit Parties). In the event that the Exit Convertible Notes Representative shall, in the exercise of its rights under the Exit Convertible Notes Security Documents or otherwise, receive possession or control of any books and records of any Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Exit Convertible Notes Representative shall promptly notify the ABL Representative of such fact and, upon request from the ABL Representative and as promptly as practicable thereafter, either make available to the ABL Representative such books and records for inspection and duplication or provide the ABL Representative copies thereof (at the sole cost and expense of the Credit Parties). The Exit Convertible Notes Representative hereby irrevocably grants the ABL Representative a non-exclusive worldwide license or right to use, consistent with applicable law, to the extent of the Exit Convertible Notes Representative ‘s interest therein and reasonably requested by the ABL Representative, exercisable without payment of royalty or other compensation, to use any of the Intellectual Property now or hereafter owned by, licensed to, or otherwise used by the Credit Parties in order for ABL Representative and ABL Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute or otherwise dispose of any asset included in the ABL Priority Collateral in connection with the liquidation, disposition or realization upon the ABL Priority Collateral in accordance with the terms and conditions of the ABL Security Documents and the other ABL Documents. The Exit Convertible Notes Representative agrees that any sale, transfer or other disposition of any of the Credit Parties’ Intellectual Property (whether by foreclosure or otherwise) will be subject to the ABL Representative’s rights as set forth in this Section 3.4. The ABL Representative hereby irrevocably grants the Exit Convertible Notes Representative a non-exclusive worldwide license or right to use, consistent with applicable law, to the extent of the ABL Representative’s interest therein and reasonably requested by the Exit Convertible Notes Representative, exercisable without payment of royalty or other compensation, to use any of the Intellectual Property now or hereafter owned by, licensed to, or otherwise used by the Credit Parties in order for Exit Convertible Notes Representative and Exit Convertible Notes Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute or otherwise dispose of any asset included in the Exit Convertible Notes Priority Collateral in connection with the liquidation, disposition or realization upon the Exit Convertible Notes Priority Collateral in accordance with the terms and conditions of the Exit Convertible Notes Security Documents and the other Exit Convertible Notes Documents. The ABL Representative agrees that any sale, transfer or other disposition of any of the Credit Parties’ Intellectual Property (whether by foreclosure or otherwise) will be subject to the Exit Convertible Notes Representative’s rights as set forth in this Section 3.4.

(c) If the Exit Convertible Notes Representative, or any agent or representative of the Exit Convertible Notes Representative, or any receiver, shall, after the commencement of any Enforcement Action, obtain possession or physical control of any of the Exit Convertible Notes Priority Collateral, the Exit Convertible Notes Representative shall promptly notify the ABL Representative in writing of that fact, and the ABL Representative shall, within ten (10) Business Days thereafter, notify the Exit Convertible Notes Representative in writing as to whether the ABL Representative desires to exercise access rights under this Agreement. In addition, if the ABL Representative, or any agent or representative of the ABL Representative, or any receiver, shall obtain possession or physical control of any of the Exit Convertible Notes Priority Collateral in connection with an Enforcement Action, then the ABL Representative shall promptly notify the Exit Convertible Notes Representative that the ABL Representative is exercising its access rights under this Agreement and its rights under Section 3.4 under either circumstance. Upon delivery of such notice by the ABL Representative to the Exit Convertible Notes Representative, the ABL Representative and the Exit Convertible Notes Representative shall confer in good faith to coordinate with respect to the ABL Representative’s exercise of such access rights, with such access rights to apply to any parcel or item of Exit Convertible Notes Priority Collateral access to which is reasonably necessary to enable the ABL Representative during normal business hours to convert ABL Priority Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such ABL Priority Collateral to a point where such conversion can occur, to otherwise prepare ABL Priority Collateral for sale and/or to arrange or effect the sale of ABL Priority Collateral, all in accordance with the manner in which such matters are completed in the ordinary course of business. Consistent with the definition of “Access Period,” access rights will apply to differing parcels or items of Exit Convertible Notes Priority Collateral at differing times, in which case, a differing Access Period will apply to each such parcel or items. During any pertinent Access Period, (i) the ABL Representative and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the relevant parcel or item of the Exit Convertible Notes Priority Collateral for the purposes described above and (ii) the ABL Representative shall be obligated hereunder to reimburse the Exit Convertible Notes Representative for all operating costs of such Exit Convertible Notes Priority Collateral incurred after the commencement of the relevant Access Period (it being understood that operating costs shall not include insurance) to the extent (x) incurred as a result of the exercise by the ABL Representative of its access rights and (y) actually paid by the Exit Convertible Notes Representative or the Exit Convertible Notes Secured Parties. The ABL Representative shall take proper and reasonable care under the circumstances of any Exit Convertible Notes Priority Collateral that is used by the ABL Representative during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by the ABL Representative or its agents, representatives or designees, and leave the Exit Convertible Notes Priority Collateral in substantially the same condition as it was at the commencement of the occupancy, use or control by the ABL Representative or its agents, representatives or designees (ordinary wear-and-tear excepted), and the ABL Representative shall comply with all applicable laws in all material respects in connection with its use or occupancy or possession of the ABL Priority Collateral. The ABL Representative shall indemnify and hold harmless the Exit Convertible Notes Representative and the Exit Convertible Noteholders for any injury or damage to

Persons or property (ordinary wear-and-tear excepted) and for any losses, claims, liabilities or expenses directly resulting from the occupancy, use or control by the ABL Representatives or its agents, representatives or designees or by the acts or omissions of Persons under its control; provided, however, that the ABL Representative and the ABL Creditors will not be liable for any diminution in the value of Exit Convertible Notes Priority Collateral caused by the absence of the ABL Priority Collateral therefrom. The ABL Representative and the Exit Convertible Notes Representative shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of Exit Convertible Notes Representative to show the Exit Convertible Notes Priority Collateral to prospective purchasers and to ready the Exit Convertible Notes Priority Collateral for sale. Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Representative from exercising any of its rights hereunder, then the Access Period granted to the ABL Representative under this Section 3.4 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.4. The Exit Convertible Notes Representative shall not foreclose or otherwise sell, remove or dispose of any of the Exit Convertible Notes Priority Collateral during the Access Period with respect to such Exit Convertible Notes Priority Collateral if the ABL Representative (acting in good faith) informs the Exit Convertible Notes Representative in writing that such Exit Convertible Notes Priority Collateral is reasonably necessary to enable the ABL Representative to convert, transport or arrange to sell the ABL Priority Collateral as described above; provided, however, that nothing contained in this Agreement shall restrict the Exit Convertible Notes Representative from foreclosing or otherwise selling, removing, transferring or disposing of any Exit Convertible Notes Priority Collateral prior to the expiration of the Access Period if the purchaser, assignee or transferee agrees to be bound by the provisions of this Section 3.4(c) in writing (for the benefit of the ABL Representative and the ABL Secured Parties).

3.5 No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6 hereof, if any ABL Secured Party or Exit Convertible Notes Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Credit Party shall be entitled to use such violation as a defense to any action by any ABL Secured Party or Exit Convertible Notes Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Exit Convertible Notes Secured Party.

3.6 Actions Upon Breach. (a) If any ABL Secured Party or Exit Convertible Notes Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Credit Party or the Collateral, such Credit Party, with the prior written consent of the ABL Representative or the Exit Convertible Notes Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Exit Convertible Notes Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Credit Party.

(b) Should any ABL Secured Party or Exit Convertible Notes Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any ABL Secured Party or Exit Convertible Notes Secured Party (in its own name or in the name of the relevant Credit Party), as applicable, or the relevant Credit Party, may obtain relief against such ABL Secured Party or Exit Convertible Notes Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the ABL Representative on behalf of each ABL Secured Party and the Exit Convertible Notes Representative on behalf of each Exit Convertible Notes Secured Party that (i) the ABL Secured Parties’ or Exit Convertible Notes Secured Parties’, as applicable, damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Exit Convertible Notes Secured Party or ABL Secured Party, as applicable, waives any defense that the Credit Parties and/or the Exit Convertible Notes Secured Parties and/or ABL Secured Parties, as applicable, cannot demonstrate damage and/or be made whole by the awarding of damages.

SECTION 4. Application of Proceeds of Senior Collateral; Dispositions and Releases of Lien; Notices and Insurance.

4.1 Application of Proceeds.

(a) Application of Proceeds of Senior Collateral. The Senior Representative and Junior Representative hereby agree that all Senior Collateral, and all Proceeds thereof, received by either of them in connection with the collection, sale or disposition of Senior Collateral pursuant to any Enforcement Action or during any Insolvency Proceeding shall be applied, first, to the payment of fees, costs and expenses (including reasonable attorneys fees and expenses and court costs) of the Senior Representative in connection with such Enforcement Action or Insolvency Proceeding, second, to the payment of the Senior Obligations in accordance with the Senior Documents until the Senior Obligations Payment Date,

third, to the payment of fees, costs and expenses of the Junior Representative in connection with any Enforcement Action or Insolvency Proceeding,

fourth, to the payment of the Junior Obligations in accordance with the terms thereof, and fifth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

All Proceeds of any sale of a Credit Party as a whole, or substantially all of the assets of any Credit Party where the consideration received is not allocated by type of asset, in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows under clause “second” above after payment of the amounts under clause “first” above: first to the ABL Representative for application to the ABL Obligations in accordance with the terms of the ABL Documents, up to the amount of the book value at the time of the sale of the Collateral disposed of in such sale or owned by such Credit Party (in the case of a sale of such Credit Party as a whole), and second to the Exit Convertible Notes Representative for application to the Exit Convertible Notes Obligations in accordance with the terms of the Exit Convertible Notes Documents to the extent such Proceeds exceed the book value at the time of the sale of such Collateral (it being understood that book value shall be determined after giving effect to the applicable purchase).

(b) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the Senior Representative shall have no obligation or liability to the Junior Representative or to any Junior Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c) Segregation of Collateral. Until the occurrence of the Senior Obligations Payment Date, any (i) Senior Collateral, (ii) proceeds of Senior Collateral or (iii) payments in respect of Senior Collateral that may be received or controlled by any Junior Secured Party for any reason (including by the exercise of any rights available to such Junior Secured Party under any applicable law or in an Insolvency Proceeding) shall, when known by a responsible officer of the Junior Representative or upon the Junior Representative receiving notice of such possession or control from the Senior Representative, be segregated and held in trust and promptly paid over to the Senior Representative, for the benefit of the Senior Secured Parties, in the same form as received, with any necessary endorsements, and each Junior Secured Party hereby authorizes the Senior Representative to make any such endorsements as agent for the Junior Representative (which authorization, being coupled with an interest, is irrevocable). Each Junior Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to the Senior Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Party shall promptly pay over to the Senior Representative any payment received by it and then in its possession or under its control in respect of any Senior Collateral and shall promptly turn over any Senior Collateral then held by it over to the Senior Representative, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Obligations.

4.2 Releases of Liens. Upon any release, sale or disposition of Senior Collateral permitted pursuant to the terms of the Senior Documents that results in the release of the Senior Lien on any Senior Collateral (including any sale or other disposition pursuant to any Enforcement Action) (other than release of the Senior Lien due to the occurrence of the Senior Obligations Payment Date except as a result of such Enforcement Action), the Junior Lien on such Senior Collateral (excluding any portion of the proceeds of such Senior Collateral remaining after the Senior Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person. The Junior Representative shall, without any representation or warranty of any kind (express or implied), promptly execute and deliver such release documents and instruments and shall take such further actions as the Senior Representative shall request to evidence any release of the Junior Lien described in this Section 4.2. The Junior Representative hereby appoints the Senior Representative and any officer or duly authorized person of the Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Junior Representative and in the name of the Junior Representative or in the Senior Representative’s own name, from time to time, in the Senior Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Certain Real Property Notices; Insurance.

(a) The Exit Convertible Notes Representative shall give the ABL Representative at least forty-five (45) days’ notice prior to commencing any Enforcement Action against any Real Property owned by any Credit Party at which ABL Priority Collateral is stored or otherwise located or to dispossess any Credit Party from any such Real Property.

(b) Proceeds of Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Representative shall have the sole and exclusive right, as against the Exit Convertible Notes Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Exit Convertible Notes Representative shall have the sole and exclusive right, as against the ABL Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Exit Convertible Notes Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Representative or the Exit Convertible Notes Representative, as the case may be, and each of the Exit Convertible Notes Representative and ABL Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions.Until the Senior Obligations Payment Date has occurred, the Junior Representative agrees on behalf of itself and the other Junior Secured Parties that no Junior Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Senior Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Representative (including the validity and enforceability thereof) or any other Senior Secured Party in respect of any Senior Collateral or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Junior Representative may (i) file a proof of claim in an Insolvency Proceeding, and (ii) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person objecting to or otherwise seeking the disallowance of any Person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Parties on the Senior Collateral, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Junior Representative imposed hereby.

5.2 Financing Matters.

(a) If any Credit Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the ABL Obligations Payment Date, and if the ABL Representative or the other ABL Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Credit Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Credit Party by any third party (any such financing, “ABL DIP Financing”), then the Exit Convertible Notes Representative agrees, on behalf of itself and the other Exit Convertible Notes Secured Parties, that each Exit Convertible Notes Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such ABL DIP Financing on the grounds of a failure to provide “adequate protection” for the Exit Convertible Notes Representative’s Lien on the Collateral to secure the Exit Convertible Notes Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing) and (b) will subordinate (and will be deemed hereunder to have subordinated) the Exit Convertible Notes Liens on any ABL Priority Collateral (i) to such ABL DIP Financing on the same terms as the ABL Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the ABL Secured Parties and (iii) to any “carve-out” agreed to by the ABL Representative or the other ABL Secured Parties, so long as (w) the Exit Convertible Notes Representative retains its Lien on the Collateral to secure the Exit Convertible Notes Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Exit Convertible Notes Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such ABL DIP Financing is junior and subordinate to the Lien of the Exit Convertible Notes Representative on the Exit Convertible Notes Priority Collateral, (x) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Representative and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral, (y) if the ABL Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, and such replacement or adequate protection Lien is on any of the Exit Convertible Notes Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the Exit Convertible Notes Priority Collateral (the “Notes Post-Petition Assets”) is junior and subordinate to the Lien in favor of the Exit Convertible Notes Representative on the Exit Convertible Notes Priority Collateral and (2) the Exit Convertible Notes Representative also receives a replacement or adequate protection Lien on such Notes Post-Petition Assets of the debtor to secure the Exit Convertible Notes Obligations and (z) the aggregate principal amount of such ABL DIP Financing (including any undrawn portion of the revolving commitments thereunder, and including the face amount of any letters of credit issued and not reimbursed under such ABL DIP Financing), together with the aggregate outstanding principal amount of indebtedness and unfunded commitments under the ABL Agreement (which shall be calculated without regard to any reduction or termination resulting from any Insolvency Proceeding), does not exceed 110% of the aggregate outstanding principal amount of indebtedness and unfunded commitments (without giving effect to any termination of commitments resulting from an event of default under the ABL Agreement) under the ABL Agreement immediately prior to the incurrence of such ABL DIP Financing. In no event will any of the ABL Secured Parties seek to obtain a priming Lien on any of the Exit Convertible Notes Priority Collateral and nothing contained herein shall be deemed to be a consent by Exit Convertible Notes Secured Parties to any adequate protection payments using Exit Convertible Notes Priority Collateral.

(b) If any Credit Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the Exit Convertible Notes Obligations Payment Date, and if the Exit Convertible Notes Representative or the other Exit Convertible Notes Secured Parties desire to consent (or not object) to provide financing to any Credit Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Credit Party by any third party (any such financing, “Exit Convertible Notes DIP Financing”), then the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that each ABL Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to such Exit Convertible Notes DIP Financing on the grounds of a failure to provide “adequate protection” for the ABL Representative’s Lien on the Collateral to secure the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such Exit Convertible Notes DIP Financing) and (b) will subordinate (and will be deemed hereunder to have subordinated) the ABL Liens on any Exit Convertible Notes Priority Collateral (i) to such Exit Convertible Notes DIP Financing on the same terms as the Exit Convertible Notes Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the Exit Convertible Notes Secured Parties and (iii) to any “carve-out” agreed to by the Exit Convertible Notes Representative or the other Exit Convertible Notes Secured Parties, so long as (w) the ABL Representative retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such Exit Convertible Notes DIP Financing is junior and subordinate to the Lien of the ABL Representative on the ABL Priority Collateral, (x) all Liens on Exit Convertible Notes Priority Collateral securing any such Exit Convertible Notes DIP Financing shall be senior to or on a parity with the Liens of the Exit Convertible Notes Representative and the Exit Convertible Notes Lenders securing the Exit Convertible Notes Obligations on Exit Convertible Notes Priority Collateral, (y) if the Exit Convertible Notes Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the Exit Convertible Notes Obligations, and such replacement or adequate protection Lien is on any of the ABL Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the ABL Priority Collateral (the “ABL Post-Petition Assets”) is junior and subordinate to the Lien in favor of the ABL Representative on the ABL Priority Collateral and (2) the ABL Representative also receives a replacement or adequate protection Lien on such ABL Post-Petition Assets of the debtor to secure the ABL Obligations and (z) the aggregate principal amount of such Exit Convertible Notes DIP Financing (including any undrawn portion of the revolving commitments thereunder, and including the face amount of any letters of credit issued and not reimbursed under such Exit Convertible Notes DIP Financing), together with the aggregate outstanding principal amount of indebtedness and unfunded commitments under the Exit Convertible Notes Indenture (which shall be calculated without regard to any reduction or termination resulting from any Insolvency Proceeding), does not exceed 110% of the aggregate outstanding principal amount of indebtedness and unfunded commitments (without giving effect to any termination of commitments resulting from an event of default under the Exit Convertible Notes) under the Exit Convertible Notes Indenture immediately prior to the incurrence of such Exit Convertible Notes DIP

Financing. In no event will any of the Exit Convertible Notes Secured Parties seek to obtain a priming Lien on any of the ABL Priority Collateral, and nothing contained herein shall be deemed to be a consent by the ABL Secured Parties to any adequate protection payments using ABL Priority Collateral.

(c) All Liens granted to the Exit Convertible Notes Representative or the ABL Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

5.3 Relief From the Automatic Stay. Until the ABL Obligations Payment Date, the Exit Convertible Notes Representative agrees, on behalf of itself and the other Exit Convertible Notes Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any ABL Priority Collateral, without the prior written consent of the ABL Representative. Until the Exit Convertible Notes Obligations Payment Date, the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Exit Convertible Notes Priority Collateral, without the prior written consent of the Exit Convertible Notes Representative. In addition, neither the Exit Convertible Notes Representative nor the ABL Representative shall seek any relief from the automatic stay with respect to any Collateral without providing thirty (30) days’ prior written notice to the other, unless otherwise agreed by both the ABL Representative and the Exit Convertible Notes Representative.

5.4 Adequate Protection. (a) The Exit Convertible Notes Representative, on behalf of itself and the other Exit Convertible Notes Secured Parties, agrees that, prior to the ABL Obligations Payment Date, so long as the ABL Representative and the other ABL Secured Parties comply with Section 5.4(b), none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the ABL Representative or the other ABL Secured Parties for adequate protection of its interest in the Collateral or any adequate protection provided to the ABL Representative or the other ABL Secured Parties, (ii) any objection by the ABL Representative or any other ABL Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Collateral or (iii) the periodic payment of amounts equal to interest, fees, expenses or other amounts provided to the ABL Representative or any other ABL Secured Party as adequate protection of its interest in the Collateral; provided that any action described in the foregoing clauses (i) through (iii) does not violate Section 5.2. The Exit Convertible Notes Representative, on behalf of itself and the other Exit Convertible Notes Secured Parties, further agrees that, prior to the ABL Obligations Payment Date, none of them shall support any other Person asserting or enforcing any claim under Section 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the ABL Liens for costs or expenses of preserving or disposing of any ABL Priority Collateral. Notwithstanding anything to the contrary set forth in this Section and Section 5.2(a)(i)(y), but subject to all other provisions of this Agreement (including Section 5.2(a)(i)(x) and Section 5.3), in any Insolvency Proceeding, if the ABL Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes ABL Priority Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any ABL DIP Financing or use of cash collateral, and the ABL Secured Parties do not object to the adequate protection being provided to them, then in connection with any such ABL DIP Financing or use of cash collateral the Exit Convertible Notes Representative, on behalf of itself and any of the Exit Convertible Notes Secured Parties, may, as adequate protection of their interests in the ABL Priority Collateral, seek or accept (and the ABL Representative and the ABL Secured Parties shall not object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the ABL Obligations and such ABL DIP Financing on the same basis as the other Exit Convertible Notes Liens on the ABL Priority Collateral are so subordinated to the ABL Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the ABL Secured Parties; provided, however, that the Exit

Convertible Notes Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Exit Convertible Notes Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims.

(b) The ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that, prior to the Exit Convertible Notes Obligations Payment Date, so long as the Exit Convertible Notes Representative and the other Exit Convertible Notes Secured Parties comply with Section 5.4(a), none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the Exit Convertible Notes Representative or the other Exit Convertible Notes Secured Parties for adequate protection of its interest in the Collateral or any adequate protection provided to the Exit Convertible Notes Representative or the other Exit Convertible Notes Secured Parties, (ii) any objection by the Exit Convertible Notes Representative or any other Exit Convertible Notes Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Collateral or (iii) the periodic payment of amounts equal to interest, fees, expenses or other amounts provided to the Exit Convertible Notes Representative or any other Exit Convertible Notes Secured Party as adequate protection of its interest in the Collateral; provided that any action described in the foregoing clauses (i) through (iii) does not violate Section 5.2. The ABL Representative, on behalf of itself and the other ABL Secured Parties, further agrees that, prior to the Exit Convertible Notes Obligations Payment Date, none of them shall support any other Person asserting or enforcing any claim under Section 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the Exit Convertible Notes Liens for costs or expenses of preserving or disposing of any Exit Convertible Notes Priority Collateral. Notwithstanding anything to the contrary set forth in this Section and in Section 5.2(b)(i)(y), but subject to all other provisions of this Agreement (including Section 5.2(b)(i)(x) and Section 5.3), in any Insolvency Proceeding, if the Exit Convertible Notes Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes Exit Convertible Notes Priority Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any Exit Convertible Notes DIP Financing or use of cash collateral, and the Exit Convertible Notes Secured Parties do not object to the adequate protection being provided to them, then in connection with any such Exit Convertible Notes DIP Financing or use of cash collateral the ABL Representative, on behalf of itself and any of the ABL Secured Parties, may, as adequate protection of their interests in the Exit Convertible Notes Priority Collateral, seek or accept (and the Exit Convertible Notes Representative and the Exit Convertible Notes Secured Parties shall not object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the Exit Convertible Notes Obligations and such Exit Convertible Notes DIP Financing on the same basis as the other ABL Liens on the Exit Convertible Notes Priority Collateral are so subordinated to the Exit Convertible Notes Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the Exit Convertible Notes Secured Parties; provided, however, that the ABL Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the ABL Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims.

5.5 No Contest. The Junior Representative, on behalf of itself and the Junior Secured Parties, agrees that, prior to the Senior Obligations Payment Date, none of them shall contest (or support any other Person contesting) (a) any request by the Senior Representative or any Senior Secured Party for adequate protection of its interest in the Senior Collateral (unless in contravention of Section 5.2(a) or (b), as applicable), or (b) any objection by the Senior Representative or any Senior Secured Party to any motion, relief, action, or proceeding based on a claim by the Senior Representative or any Senior Secured Party that its interests in the Senior Collateral (unless in contravention of Section 5.2(a) or (b), as applicable) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Senior Representative as adequate protection of its interests are subject to this Agreement.

5.6 Avoidance Issues. If any Senior Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Credit Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, any amount in respect of Senior Obligations (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Junior Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.7 Asset Dispositions in an Insolvency Proceeding. Neither the Junior Representative nor any other Junior Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Senior Collateral that is supported by the Senior Secured Parties, and the Junior Representative and each other Junior Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Senior Collateral supported by the Senior Secured Parties and to have released their Liens on such assets so long as the Lien of each Secured Party attaches to the proceeds of any such sale with the same Lien Priority as provided under this Agreement in respect of such Senior Collateral; provided that this Section 5.7 shall not apply to any case of a sale or disposition of Real Property unless the ABL Representative has received at least forty-five (45) days’ prior notice of the consummation of any such sale.

5.8 Other Matters. To the extent that the Senior Representative or any Senior Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Junior Collateral, the Senior Representative agrees, on behalf of itself and the other Senior Secured Parties, not to assert any of such rights without the prior written consent of the Junior Representative; provided that if requested by the Junior Representative, the Senior Representative shall timely exercise such rights in the manner requested by the Junior Representative, including any rights to payments in respect of such rights.

5.9 Post-Petition Interest. Neither the Junior Representative nor any Junior Secured Party shall oppose or seek to challenge any claim by the Senior Representative or any other Senior Secured Party for allowance in any Insolvency Proceeding of Senior Obligations consisting of Post-Petition Interest to the extent of the value of the Liens in favor of the Senior Representative and the other Senior Secured Parties, without regard to the existence of the Liens of the Junior Representative on behalf of the Junior Secured Parties on the Collateral.

5.10 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6. Exit Convertible Notes Documents and ABL Documents.

(a) Each Credit Party and the Exit Convertible Notes Representative, on behalf of itself and the Exit Convertible Notes Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Exit Convertible Notes Documents inconsistent with or in violation of this Agreement.

(b) Each Credit Party and the ABL Representative, on behalf of itself and the ABL Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the ABL Documents inconsistent with or in violation of this Agreement.

(c) In the event the Senior Representative enters into any amendment, waiver or consent in respect of any of the Senior Security Documents which is not materially adverse to the Junior Secured Parties for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Senior Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Security Document without the consent of or action by any Junior Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Junior Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that adversely affects the rights of the Junior Secured Parties and does not affect the Senior Secured Parties in a like or similar manner shall not be made without the consent of the Junior Representative, (iii) no such amendment, waiver or consent with respect to any provision applicable to the Junior Representative under the Junior Documents shall be made without the prior written consent of the Junior Representative and (iv) notice of such amendment, waiver or consent shall be given to the Junior Representative no later than thirty (30) days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

SECTION 7. Purchase Options.

7.1 Notice of Exercise. (a) If (i) an “Event of Default” under the ABL Documents remains uncured or unwaived for at least forty-five (45) consecutive days and the requisite ABL Creditors have not agreed to forbear from the exercise of remedies (or, if earlier, within five (5) Business Days after the ABL Representative notifies the Exit Convertible Notes Representative that it (on behalf of the ABL Creditors) shall exercise remedies) or (ii) any of the ABL Obligations have been accelerated in accordance with the terms of the ABL Documents as a result of an “Event of Default” thereunder, all or a portion of the Exit Convertible Noteholders (but excluding the Exit Convertible Notes Representative), acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the ABL Representative to purchase all (but not less than all) of the ABL Obligations (including unfunded commitments, if any, under the ABL Documents) from the ABL Secured Parties. Such notice from such Exit Convertible Noteholders to the ABL Representative shall be irrevocable.

(b) If (i) an “Event of Default” under the Exit Convertible Notes Documents remains uncured or unwaived for at least forty-five (45) consecutive days and the requisite Exit Convertible Noteholders have not agreed to forbear from the exercise of remedies (or, if earlier, within five (5) Business Days after the Exit Convertible Notes Representative notifies the ABL Representative that it (on behalf of the Exit Convertible Noteholders) shall exercise remedies) or (ii) any of the Exit Convertible Notes Obligations have been accelerated in accordance with the terms of the Exit Convertible Notes Documents as a result of an “Event of Default” thereunder, all or a portion of the ABL Creditors, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the Exit Convertible Noteholders to purchase all (but not less than all) of the Exit Convertible Notes Obligations (including unfunded commitments, if any, under the Exit Convertible Notes Documents) from the Exit Convertible Noteholders. Such notice from such ABL Creditors to Exit Convertible Notes Representative shall be irrevocable.

7.2 Purchase and Sale. (a) On the date specified by the relevant Exit Convertible Noteholders in the notice contemplated by Section 7.1(a) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by the ABL Representative of the notice of the relevant Exit Convertible Noteholders’ election to exercise such option), the ABL Creditors shall sell to the relevant Exit Convertible Noteholders, and the relevant Exit Convertible Noteholders shall purchase from the ABL Lenders, the ABL Obligations (including unfunded commitments, if any, under the ABL Documents), provided that, the ABL Representative and the ABL Secured Parties shall retain all rights to be indemnified or held harmless by the Credit Parties in accordance with the terms of the ABL Documents but shall not retain any rights to the security therefor.

(b) On the date specified by the relevant ABL Creditors in the notice contemplated by Section 7.1(b) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by the Exit Convertible Notes Representative of the notice of the relevant ABL Creditors’ election to exercise such option), the Exit Convertible Noteholders shall sell to the relevant ABL Creditors, and the relevant ABL Creditors shall purchase from the Exit Convertible Noteholders, the Exit Convertible Notes Obligations (including unfunded commitments, if any, under the Exit Convertible Notes Documents), provided that, the Exit Convertible Notes Representative and the other Exit Convertible Notes Secured Parties shall retain all rights to be indemnified or held harmless by the Credit Parties in accordance with the terms of the Exit Convertible Notes Documents but shall not retain any rights to the security therefor.

7.3 Payment of Purchase Price. Upon the date of such purchase and sale contemplated by Section 7.1(a) and Section 7.1(b) above, the relevant Exit Convertible Notes Secured Parties or the relevant ABL Secured Parties, as applicable, shall (a) pay to the ABL Representative for the benefit of the ABL Secured Parties (with respect to a purchase of the ABL Obligations) or to the applicable Exit Convertible Notes Secured Parties (with respect to a purchase of the Exit Convertible Notes Obligations) as the purchase price therefor the full amount of all the ABL Obligations or Exit Convertible Notes Obligations, as applicable, then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but specifically excluding any prepayment premium, termination or similar fees), (b) furnish cash collateral to the ABL Representative or the Exit Convertible Notes Representative in a manner and in such amounts as is reasonably necessary to secure the ABL Representative and the ABL Secured Parties or the Exit Convertible Notes Representative and the Exit Convertible Notes Secured Parties, along with the applicable letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit) and cash management obligations secured by the ABL Documents or the Exit Convertible Notes Documents, and (c) with respect to Secured Obligations in respect of Swap Agreements and Banking Services Obligations, furnish cash collateral to the ABL Representative or the Exit Convertible Notes Representative in the amount that would be payable by the relevant Credit Party thereunder if it were to terminate such Swap Agreements or agreements governing such Banking Services Obligations on the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account as the ABL Representative or the applicable Exit Convertible Notes Secured Parties, as applicable, may designate in writing for such purpose.

7.4 Limitation on Representations and Warranties. Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or the ABL Representative or the Exit Convertible Notes Representative, as applicable) and without recourse of any kind, except that the selling party shall represent and warrant (it being expressly agreed and acknowledged that in no event shall the ABL Representative nor the Exit Convertible Notes Representative, in their capacities as agents for the applicable secured parties, be required to make any such representations and warranties, even if acting as the seller party): (a) the amount of the ABL Obligations or Exit Convertible Notes Obligations, as applicable, being purchased from it, (b) that such ABL Secured Party or Exit Convertible Notes Secured Party, as applicable, owns the ABL Obligations or Exit Convertible Notes Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party or Exit Convertible Notes Secured Party, as applicable, has the right to assign such ABL Obligations or Exit Convertible Notes Obligations, as applicable, and the assignment is duly authorized.

SECTION 8. Reliance; Waivers; etc.

8.1 Reliance. The ABL Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Exit Convertible Notes Representative, on behalf of it itself and the other Exit Convertible Notes Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the ABL Representative and the other ABL Secured Parties. The Exit Convertible Notes Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The ABL Representative, on behalf of itself and the other ABL Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by the Exit Convertible Notes Representative and the other Exit Convertible Notes Secured Parties.

8.2 No Warranties or Liability. The Exit Convertible Notes Representative and the ABL Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other ABL Document or any Exit Convertible Notes Document. Except as otherwise provided in this Agreement, the Exit Convertible Notes Representative, on behalf of the Exit Convertible Noteholders, and the ABL Representative will be entitled to manage and supervise the respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Credit Party with the terms and conditions of any of the ABL Documents or the Exit Convertible Notes Documents.

SECTION 9. Obligations Unconditional. All rights, interests, agreements and obligations hereunder of the Senior Representative and the Senior Secured Parties in respect of any Collateral and the Junior Representative and the Junior Secured Parties in respect of such Collateral shall remain in full force and effect regardless of:

(a) any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Representative and Senior Secured Parties are not perfected or are voidable for any reason;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

(c) any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;

(d) the commencement of any Insolvency Proceeding in respect of any Credit Party; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of any Secured Obligation or of any Junior Secured Party in respect of this Agreement.

SECTION 10. Miscellaneous.

10.1 Rights of Subrogation. The Exit Convertible Notes Representative, for and on behalf of itself and the Exit Convertible Notes Secured Parties, agrees that no payment to the ABL Representative or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Exit Convertible Notes Representative or any Exit Convertible Notes Secured Party to exercise any rights of subrogation in respect thereof until the ABL Obligations Payment Date. Following the ABL Obligations Payment Date, the ABL Representative agrees to execute such documents, agreements, and instruments as the Exit Convertible Notes Representative or any Exit Convertible Notes Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Representative are paid by the Credit Parties upon request for payment thereof. The ABL Representative, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Exit Convertible Notes Representative or any Exit Convertible Notes Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Representative or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Exit Convertible Notes Obligations Payment Date. Following the Exit Convertible Notes Obligations Payment Date, the Exit Convertible Notes Representative agrees to execute such documents, agreements, and instruments as the ABL Representative or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Exit Convertible Notes Obligations resulting from payments to the Exit Convertible Notes Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Exit Convertible Notes Representative are paid by the Credit Parties upon request for payment thereof.

10.2 Further Assurances. Each of the Exit Convertible Notes Representative and the ABL Representative will, at any time and from time to time (at Borrower’s sole cost and expense), promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Representative or the Exit Convertible Notes Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Exit Convertible Notes Document, the provisions of this Agreement shall govern.

10.4 Continuing Nature of Provisions. Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be terminable by any party hereto, until the earlier of (a) the ABL Obligations Payment Date; provided that if a Replacement ABL Agreement is entered into following such termination, the relevant Secured Parties agree to, upon the request of any Credit Party, restore this Agreement on the terms and conditions set forth herein until the earlier to occur of the next following Exit Convertible Notes Obligations Payment Date or ABL Obligations Payment Date and (b) the Exit Convertible Notes Obligations Payment Date; provided that if a Replacement Notes Agreement is entered into following such termination, the relevant Secured Parties agree to, upon the request of any Credit Party, restore this Agreement on the terms and conditions set forth herein until the earlier to occur of the next following ABL Obligations Payment Date or Exit Convertible Notes Obligations Payment Date. This is a continuing agreement and the ABL Secured Parties and the Exit Convertible Notes Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof. Upon receipt of a notice from the Credit Parties stating that the Credit Parties (or any of them) have entered into a Replacement ABL Agreement (which notice shall include the identity of the new ABL Representative, if applicable), the Exit Convertible Notes Representative shall promptly (and in any event within 10 days of the applicable request, unless otherwise agreed by the ABL Representative or the new ABL Representative, as applicable) (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Credit Parties or the new ABL Representative shall reasonably request in order to provide to the new ABL Representative or the applicable new ABL Secured Parties the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, (ii) deliver to the new ABL Representative any ABL Priority Collateral held by it, together with any necessary endorsements (or otherwise allow the new ABL Representative to obtain control of such ABL Priority Collateral), and (iii) take such other actions as the Credit Parties or the new ABL Representative may reasonably request to provide the new ABL Representative or the applicable ABL Secured Parties the benefits of this Agreement. The new ABL Representative shall agree in a writing addressed to the Exit Convertible Notes Representative to be bound by the terms of this Agreement. Upon receipt of a notice from the Credit Parties stating that the Credit Parties (or any of them) have entered into a Replacement Notes Agreement (which notice shall include the identity of the new Exit Convertible Notes Representative, if applicable), the ABL Representative shall promptly (and in any event within 10 days of the applicable request, unless otherwise agreed by the Exit Convertible Notes Representative or the new Exit Convertible Notes Representative, as applicable) (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Credit Parties or the new Exit Convertible Notes Representative shall reasonably request in order to provide to the new Exit Convertible Notes Representative or the applicable new Exit Convertible Notes Secured Parties the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, (ii) deliver to the new Exit Convertible Notes Representative any Exit Convertible Notes Priority Collateral held by it, together with any necessary endorsements (or otherwise allow the new Exit Convertible Notes Representative to obtain control of such Exit Convertible Notes Priority Collateral), and (iii) take such other actions as the Credit Parties or the new Exit Convertible Notes Representative may reasonably request to provide the new Exit Convertible Notes Representative or the applicable Exit Convertible Notes Secured Parties the benefits of this Agreement. The new Exit Convertible Notes Representative shall agree in a writing addressed to the ABL Representative to be bound by the terms of this Agreement.

10.5 Amendments; Waivers; Refinancings. (a) No amendment or modification of or supplement to any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the ABL Representative (acting at the direction of the requisite ABL Creditors under the applicable ABL Agreement) and the Exit Convertible Notes Representative (acting at the direction of the requisite Exit Convertible Noteholders), and, in the cases of amendments or modifications of or supplements to this Agreement that affect the rights or duties of any Credit Party, including amendments or modifications of Section 3.5, 3.6, 4.1, 6, 10.4, 10.5, 10.7 or 10.8 that indirectly or directly affect the rights or duties of any Credit Party, the Borrower and such Credit Party. The ABL Representative and the Exit Convertible Notes Representative shall notify the Credit Parties at the address specified in Schedule 10.9 to this Agreement of any amendment or modification of or supplement to any provisions of this Agreement which does not need to be signed by a Credit Party and provide the Credit Parties with a copy of such amendment, modification or supplement.

(b) It is understood that the ABL Representative and the Exit Convertible Notes Representative, without the consent of any other ABL Secured Party or Exit Convertible Notes Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Credit Parties become ABL Obligations or Exit Convertible Notes Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes ABL Obligations or Exit Convertible Notes Obligations, provided, that such Additional Debt is permitted to be incurred by the ABL Agreement and Exit Convertible Notes Indenture then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as ABL Obligations or Exit Convertible Notes Obligations, as applicable. Notwithstanding anything to the contrary herein, the Exit Convertible Notes Representative may condition its execution and delivery of any such supplemental agreement on a receipt of an Officer’s Certificate (as defined in the Exit Convertible Notes Indenture) of the Exit Convertible Notes Issuer (as to which the Exit Convertible Notes Representative is entitled to conclusively rely without liability) to the effect that any such supplemental agreement is authorized or permitted by this Agreement and the other Exit Convertible Notes Documents.

(c) The ABL Representative and the Exit Convertible Notes Representative may, but shall not be obligated to, enter into any such amendment, modification or supplement that affects its or their own rights, duties, liabilities or immunities under this Agreement or otherwise.

(d) The ABL Documents may be amended, supplemented, or otherwise modified in accordance with their terms in accordance with the terms of the ABL Documents, in each case without notice to, or the consent of, the Exit Convertible Notes Representative, all without affecting the lien subordination or other provisions of this Agreement.

(e) The Exit Convertible Notes Documents may be amended, supplemented, or otherwise modified in accordance with their terms in accordance with the terms of the Exit Convertible Notes Documents, in each case without notice to, or the consent of, the ABL Representative, all without affecting the lien subordination or other provisions of this Agreement.

10.6 Information Concerning Financial Condition of the Credit Parties. The Exit Convertible Notes Representative and the ABL Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding the financial condition of the Credit Parties or any such circumstances (except as otherwise provided in the ABL Documents and Exit Convertible Notes Documents). In the event the Exit Convertible Notes Representative or the ABL Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

10.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

10.8 Submission to Jurisdiction; JURY TRIAL WAIVER. (a) Each ABL Secured Party, each Exit Convertible Notes Secured Party and each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New

York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any ABL Secured Party or Exit Convertible Notes Secured Party may otherwise have to bring any action or proceeding against any Credit Party or its properties in the courts of any jurisdiction.

(b) Each ABL Secured Party, each Exit Convertible Notes Secured Party and each Credit Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9, but in no event by facsimile or electronic mail. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.9 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.9) shall be as set forth below each party’s name on Schedule 10.9 hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the ABL Secured Parties and Exit Convertible Notes Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

10.11 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.13 Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any ABL Secured Party or any Exit Convertible Notes Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the ABL Documents or the Exit Convertible Notes Documents, as applicable, or to demand payment under any guarantee in respect thereof.

10.14 Concerning the Exit Convertible Notes Representative. It is understood and agreed that the Exit Convertible Notes Representative is entering into this Agreement solely in its capacity as Collateral Agent under the Exit Convertible Notes Indenture at the direction of the Exit Convertible Noteholders thereunder, and shall not be responsible for the terms or sufficiency of this Agreement. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, the Exit Convertible Notes Representative shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Exit Convertible Notes Documents. The Exit Convertible Notes Representative shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement. Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary duty, regardless of whether a default or event of default has occurred and is continuing, on the Exit Convertible Notes Representative. Whenever reference is made in this Agreement to any action by, determination, request, direction, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Exit Convertible Notes Representative or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Exit Convertible Notes Representative, it is understood that in all cases the Exit Convertible Notes Representative shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) in accordance with the Exit Convertible Notes Indenture and the other Exit Convertible Notes Documents, including without limitation the direction from the requisite percentage of Exit Convertible Noteholders as specified in the Exit Convertible Notes Indenture.

10.15 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require any party hereto to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent any party has agreed to accept any Electronic Signature, such party shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (b) upon the request of any party hereto, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each party hereto hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the parties hereto, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement shall have the same legal effect, validity and enforceability as any paper original, (b) any party hereto may, at its option, create one or more copies of this Agreement in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record) and (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement including with respect to any signature pages thereto.

10.16 Additional Credit Parties. The Borrower or the Exit Convertible Notes Issuer, as applicable, shall cause each Person that becomes a Credit Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of an Additional Credit Party Joinder Agreement in the form of Annex I hereto.

10.17 Other Remedies. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Credit Parties are not beneficiaries of this Agreement other than with respect to Sections 3.5, 3.6, 4.1, 6, 10.4, 10.5, 10.7 and 10.8 of this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL Representative for and on behalf of the ABL Secured Parties

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

[Signature Page to Intercreditor Agreement]

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Exit Convertible Notes Representative for and on behalf of the Exit Convertible Notes Secured Parties

By:	/s/ John McNichol
Name: John McNichol
Title: Trust Officer

[Signature Page to Intercreditor Agreement]

HI-CRUSH INC.
ONCORE PROCESSING LLC
BULKTRACER HOLDINGS LLC
D & I SILICA, LLC
FB INDUSTRIES USA INC.
FB LOGISTICS LLC
HI-CRUSH AUGUSTA LLC
HI-CRUSH BLAIR LLC
HI-CRUSH CANADA INC.
HI-CRUSH HOLDINGS LLC
HI-CRUSH INVESTMENTS INC.
HI-CRUSH LMS LLC
HI-CRUSH PERMIAN SAND LLC
HI-CRUSH PODS LLC
HI-CRUSH PROPPANTS LLC
HI-CRUSH SERVICES LLC
HI-CRUSH WHITEHALL LLC
HI-CRUSH WYEVILLE OPERATING LLC
PDQ PROPERTIES LLC
PRONGHORN LOGISTICS HOLDINGS, LLC
PRONGHORN LOGISTICS, LLC
PROPDISPATCH LLC

By:	/s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: Chief Executive Officer

[Signature Page to Intercreditor Agreement]